                                                                   EXHIBIT 10.65



                                FIRST AMENDMENT
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT is made and entered into as of the 31st day of January, 1996 by and between TELECOM*USA PUBLISHING GROUP, INC., an Iowa corporation ("TPG") and TELECOM*USA PUBLISHING COMPANY ("TPC") (TPG and TPC shall be together referred to as the "Borrower"), and NORWEST BANK IOWA, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                   RECITALS:

         A. Borrower and the Bank have entered into an Amended and Restated Credit Agreement dated as of May 5, 1995 (the "Credit Agreement").

         B. The Bank and the Borrower now desire to convert a portion of the Credit to a Term Loan and to modify certain provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, Borrower and the Bank agree as follows:

         1. Section 1.11 of the Credit Agreement is hereby amended to extend the Maturity Date from January 31, 1996 to January 31, 1997.

         2. Section 2.1 of the Credit Agreement is hereby amended to reduce the maximum available amount of the Credit from $12,000,000.00 to $9,764,000.00.

         3. The Borrower and the bank agree that $2,236,000.00 currently outstanding under the Credit shall be converted to a Term Loan effective the date of this Amendment, pursuant to Section 2.3 of the Credit Agreement. Such Term Loan will be evidenced by a Term Note in the form of Exhibit A to this Amendment and shall be subject to the following additional terms and conditions:

              A. The interest on the Term Note shall be calculated at an annual rate equal to the Base Rate in effect from time to time, calculated on the basis of the actual number of days elapsed in a year of 360 days.

              B. The principal of the Term Note will step down quarterly in the amount of $111,800 each quarter, commencing on April 30, 1996 and on the last day of each July, October, January, and April thereafter. Accrued interest shall be payable monthly on the 20th day of each month, commencing on February 20, 1996. On January 31, 2001, all remaining outstanding principal plus accrued interest shall be payable in full.

              C. The Term Note may be prepaid only if no amounts are then outstanding under the Current Note. Following any prepayment, amounts prepaid may be readvanced, on a reducing, revolving basis, subject to the quarterly reductions in the maximum principal amount as set forth in B. above. If the Term Note has been prepaid to less than the maximum principal then available, no advances will be permitted on the Current Note until the Term Note has first been readvanced up to the maximum principal then available.

         4. Section 7.11 of the Credit Agreement is hereby amended to read as follows:

              7.11        Permit its Cash Flow Coverage Ratio to be less than
              1.1 to 1.0 for the fiscal year ending August 31, 1996 and each fiscal year end thereafter. "Cash Flow Coverage Ratio" shall mean the sum of (a) net income, (b) depreciation, (c) amortization, and (d) interest expense divided by the sum of (i) current maturities of long-term debt, (ii) interest expense, and
              (iii) Unfinanced Capital Expenditures.

         5. Section 7.12 of the Credit Agreement is hereby amended to read as follows:

              7.12 Permit the aggregate amount of Borrower's expenditures for fixed assets or leased equipment to exceed $1,400,000 during the fiscal year ending August 31, 1996 and each fiscal year thereafter.

         6. The Borrower hereby represents and warrants to the Bank as follows:

                 A. The Credit Agreement as amended by this Amendment remains in full force and effect.

                 B. The execution, delivery and performance of this Amendment and the Term Note are within its powers, have been duly authorized and are not in contravention of law or the terms of any Borrower's articles of incorporation or bylaws, or of any undertaking to which any Borrower is a party or by which it is bound.

                 C.       All representations and warranties contained in
         Section 5 of the Credit Agreement remain true and correct on the date of this Amendment.

                 D. No Event of Default has occurred and is continuing, and no event has occurred and is continuing that, with the giving of notice or passage of time or both, would be an Event of Default.

         7. Simultaneously with the execution of this First Amendment, the Borrower shall execute and deliver to the Bank a Term Note in the form of Exhibit A to this Amendment, and a replacement Current Note in the form of Exhibit B to this Amendment, which Current Note shall be in renewal and replacement of the existing Current Note.

         8. Other than as set forth herein, all terms and conditions of the Credit Agreement shall remain in full force and effect. Nothing in this Amendment shall constitute a waiver or modification of any covenant or provision of the Credit Agreement or the related documents unless expressly waived or modified herein. The Bank shall retain its right to enforce the terms and conditions of the Credit Agreement and the related documents.

         9. Capitalized terms not defined herein shall have the meaning assigned to such term in the Credit Agreement.

         10. The Bank and the Borrower acknowledge that Telecom*USA Neighborhood Directories, Inc. is no longer a party to the Credit Agreement.

         IN WITNESS WHEREOF, Borrower and Bank have executed this Amendment as of the day and year first written above.



                                      TELECOM*USA PUBLISHING GROUP, INC.

                                      By:  /s/ JAMES A. HADDAD
                                         ------------------------
                                           James A. Haddad
                                      Its: Treasurer


                                      TELECOM*USA PUBLISHING COMPANY

                                      By:  /s/ JAMES A. HADDAD
                                         ------------------------
                                           James A. Haddad
                                      Its: Vice President of Finance


                                      NORWEST BANK IOWA,
                                        NATIONAL ASSOCIATION

                                      By:  /s/ R. TROY HANSEN
                                         ------------------------
                                           R. Troy Hansen
                                      Its: Vice President

--------------------------------------------------------------------------------
[NORWEST BANKS LOGO]                                            Commercial Note
                                  EXHIBIT A

      Telecom*USA Publishing Group, Inc.
--------------------------------------------------------------------------------
NAME  Telecom*USA Publishing Company            DATE
                              [INITIALS]               January 31, 1996
--------------------------------------------------------------------------------
Choose one of the following
/ / On the earlier of demand or ______________, 19 _______; or /X/ on January 31, 2001; or / / ___ days after date, the resulting choice being the "Due
Date," which also means the date, if any, on which this note is accelerated.
For value received, the undersigned (if more than one, jointly, and severally) promise(s) to pay to the order of Norwest Bank Iowa, National Association (the
"Bank") at P O Box 1887 Cedar Rapids, IA  52406   **See Attached Exhibit
or at any other place designated at any time by the holder of this Note, in lawful money of the United States of America, the principal sum of Two
Million Two Hundred Thirty-Six Thousand ------------- and no/100 Dollars ($2,236,000.00**), or as much as has been disbursed and remains outstanding on this Note at the Due Date, as is shown by the Bank's records, together with interest (calculated on the basis of actual days elapsed in a year of 360 days) on the unpaid principal of this Note from the Date until this Note is fully paid, at the following rate:
(Choose one of the following):
    / / an annual rate of ________ % (the "Note Rate").
    / / an annual rate equal to __________ % in excess of the Base Rate, each change in the interest rate to become effective on the day the corresponding change in the Base Rate becomes effective (the "Note Rate").
    /X/ an annual rate equal to 00.00% in excess of the Base Rate, with an initial rate to be tied to the Base Rate in effect on the date this
        Note is signed and the rate for each month thereafter to be tied to the Base Rate in effect on the ______ day of the immediately preceeding month (the "Note Rate").
    / / an annual rate _________________________ (the "Note Rate").
"Base Rate" means the rate of interest established by Norwest Bank Iowa, N.A. from time to time as its "base" or "prime" rate or "_________________________" rate.
If this / / is checked, the Note Rate shall never be less than ____% and shall never be greater than ____%.
After the Due Date, the unpaid principal and interest on this Note shall bear interest until paid at the rate of _____% per annum in excess of the Note Rate in effect on the Due Date except that, if the Bank is located in Minnesota and the original principal amount of this Note is less than $100,000.00, or the Bank is located in North Dakota, this Note shall bear the same interest rate after its Due Date as was in effect on the Due Date. The interest rate on this Note shall never exceed the maximum rate permitted by law.
    / / Interest shall be payable on the Due Date.
    /X/ Interest shall be payable monthly, commencing February 20, 1996, and on the same day of each succeeding month, and on the Due Date.
If this / / is checked, if any payment required by this Note is not paid within ___ days after the payment is due, Borrower will make an additional payment to the Bank of (Choose one) / / $____________________; or / /____________% of the
amount of the late payment (the "Late Fee").

The undersigned may, at any time, prepay this Note, in whole or from time to time in part: (Choose one)
    /x/ without premium or penalty, upon written or telephonic notice to the
        Bank; or,
    / / provided that, upon prepayment, the Bank will be entitled to receive a prepayment penalty equal to ________% of the principal amount to be prepaid.
/ / In addition, the undersigned shall pay to the Bank a nonrefundable: (Mark the applicable fee type(s)) / / commitment fee,
    / / facility fee, / / documentation fee, / / application and loan processing fee of (Choose one) / / $ _________________;
    / / _________% of the principal amount of this Note, at the time this Note is signed.
(Check if applicable)
/X/ The undersigned may borrow, prepay and reborrow under this Note until the
    Due Date within the limits of this Note and subject to the terms and conditions in any other agreement between the undersigned and the Bank.
/ / Any advances made under this Note shall be at the sole discretion of the
    Bank and the Bank is not obligated to make any advance.
This Note is Secured by: / / a Mortgage dated ___________, 19 ______.
                         / / a Mortgage dated ___________, 19 ______ and other
                             collateral.
/X/ This Note is given in substitution and replacement for (and not in payment
of) a previous Note of the undersigned, payable to the Bank, dated May 5, 1995. This Note / / evidences indebtedness in addition to the indebtedness evidenced by the previous Note, or /X/ evidences only a portion of the debt evidenced by the previous Note.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT AND ANY RELATED DOCUMENTS SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN CONTRACT(S) MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THE AGREEMENT(S) ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THE LENDER.

The undersigned acknowledges receipt of a copy of this document.
THE REVERSE SIDE OF THIS NOTE CONTAINS IMPORTANT, ADDITIONAL PROVISIONS, ALL OF WHICH ARE MADE A PART HEREOF.
The proceeds of this loan will be used for business or agricultural purposes only.
--------------------------------------------------------------------------------
NAME                                       BY:
     Telecom*USA Publishing Group, Inc.
--------------------------------------------------------------------------------
                                           ITS:  James A Haddad, Treasurer
                                                 Telecom*USA Publishing Company
--------------------------------------------------------------------------------
STREET ADDRESS                             BY
     P O Box 3162
--------------------------------------------------------------------------------
                                           ITS:  James A Haddad, V P of Finance
                                                 [INITIALS]
--------------------------------------------------------------------------------
CITY, STATE AND ZIP
     Cedar Rapids, IA  52406
--------------------------------------------------------------------------------

                                   EXHIBIT A

This exhibit is hereby made a part of the commercial note dated January 31, 1996 in the amount of $2,236,000.00 executed by Telecom *USA Publishing Group, Inc et al.

The aggregate principal outstanding shall not exceed $2,236,000.00 during the period commencing January 31, 1996 thru April 30, 1996. Thereafter, the maximum available balance shall be reduced automatically, without further notice to the Borrower, on the last day of each quarter by $111,800.00 beginning on April 30, 1996. Principal payments are required on the date of each step-down (last day of quarter) to reduce the amount outstanding to the maximum available as shown on the schedule below. Amounts may be borrowed and/or reborrowed up to the maximum available balance. On January 31, 2001, all outstanding principal and unpaid accrued interest shall be immediately due and payable in full.

            DATE            MAXIMUM            DATE             MAXIMUM
                          AVAILABLE                           AVAILABLE
                            BALANCE                             BALANCE
          4-30-96     $2,124,200.00          1-31-99        $894,400.00
          7-31-96     $2,012,400.00          4-30-99        $782,600.00
         10-31-96     $1,900,600.00          7-31-99        $670,800.00
          1-31-97     $1,788,800.00         10-31-99        $559,000.00
          4-30-97     $1,677,000.00          1-31-00        $447,200.00
          7-31-97     $1,565,200.00          4-30-00        $335,400.00
         10-31-97     $1,453,400.00          7-31-00        $223,600.00
          1-31-98     $1,341,600.00         10-31-00        $111,800.00
          4-30-98     $1,229,800.00          1-31-01               -00-
          7-31-98     $1,118,000.00
         10-31-98     $1,006,200.00

Telecom *USA Publishing Group, Inc. et al

By  /s/ JAMES A HADDAD
  --------------------------------------
   James A Haddad Treasurer & VP of Finance

--------------------------------------------------------------------------------
[NORWEST BANKS LOGO]                                            Commercial Note
                                  EXHIBIT B

      Telecom*USA Publishing Group, Inc.
--------------------------------------------------------------------------------
NAME  Telecom*USA Publishing Company            DATE
                              [INITIALS]               January 31, 1996
--------------------------------------------------------------------------------
Choose one of the following
/ / On the earlier of demand or ______________, 19 _______; or /X/ on
January 31, 1997; or / / ___ days after date, the resulting choice being the "Due Date," which also means the date, if any, on which this note is accelerated. For value received, the undersigned (if more than one, jointly, and severally) promise(s) to pay to the order of Norwest Bank Iowa, National Association (the "Bank") at P O Box 1887 Cedar Rapids, IA 52406 or at any other place designated at any time by the holder of this Note, in lawful money of the United States of America, the principal sum of Nine Million Seven
Hundred Sixty-Four Thousand ------------- and no/100 Dollars ($9,764,000.00), or as much as has been disbursed and remains outstanding on this Note at the Due Date, as is shown by the Bank's records, together with interest (calculated on the basis of actual days elapsed in a year of 360 days) on the unpaid principal of this Note from the Date until this Note is fully paid, at the following rate:

(Choose one of the following):
    /X/ an annual rate of  **% (the "Note Rate").   See Attached Addendum
    / / an annual rate equal to __________ % in excess of the Base Rate, each change in the interest rate to become effective on the day the corresponding change in the Base Rate becomes effective (the "Note Rate").
    / / an annual rate equal to _____% in excess of the Base Rate, with an initial rate to be tied to the Base Rate in effect on the date this
        Note is signed and the rate for each month thereafter to be tied to the Base Rate in effect on the ______ day of the immediately preceeding month (the "Note Rate").
    / / an annual rate _________________________ (the "Note Rate").
"Base Rate" means the rate of interest established by Norwest Bank Iowa, N.A. from time to time as its "base" or "prime" rate or "_________________________" rate.
If this / / is checked, the Note Rate shall never be less than ____% and shall never be greater than ____%.
After the Due Date, the unpaid principal and interest on this Note shall bear interest until paid at the rate of _____% per annum in excess of the Note Rate in effect on the Due Date except that, if the Bank is located in Minnesota and the original principal amount of this Note is less than $100,000.00, or the Bank is located in North Dakota, this Note shall bear the same interest rate after its Due Date as was in effect on the Due Date. The interest rate on this Note shall never exceed the maximum rate permitted by law.
    / / Interest shall be payable on the Due Date.
    /X/ Interest shall be payable monthly, commencing February 20, 1996, and on the same day of each succeeding month, and on the Due Date.
If this / / is checked, if any payment required by this Note is not paid within ___ days after the payment is due, Borrower will make an additional payment to the Bank of (Choose one) / / $____________________; or / /____________% of the
amount of the late payment (the "Late Fee").

The undersigned may, at any time, prepay this Note, in whole or from time to time in part: (Choose one)
    /x/ without premium or penalty, upon written or telephonic notice to the
        Bank; or,
    / / provided that, upon prepayment, the Bank will be entitled to receive a prepayment penalty equal to ________% of the principal amount to be prepaid.
/ / In addition, the undersigned shall pay to the Bank a nonrefundable: (Mark the applicable fee type(s)) / / commitment fee,
    / / facility fee, / / documentation fee, / / application and loan processing fee of (Choose one) / / $ _________________;
    / / _________% of the principal amount of this Note, at the time this Note is signed.
(Check if applicable)
/ / The undersigned may borrow, prepay and reborrow under this Note until the
    Due Date within the limits of this Note and subject to the terms and conditions in any other agreement between the undersigned and the Bank.
/X/ Any advances made under this Note shall be at the sole discretion of the
    Bank and the Bank is not obligated to make any advance.
This Note is Secured by: / / a Mortgage dated ___________, 19 ______.
                         / / a Mortgage dated ___________, 19 ______ and other
                             collateral.
/X/ This Note is given in substitution and replacement for (and not in payment
of) a previous Note of the undersigned, payable to the Bank, dated May 5, 1995. This Note / / evidences indebtedness in addition to the indebtedness evidenced by the previous Note, or /X/ evidences only a portion of the debt evidenced by the previous Note.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT AND ANY RELATED DOCUMENTS SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN CONTRACT(S) MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THE AGREEMENT(S) ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THE LENDER.

The undersigned acknowledges receipt of a copy of this document.
THE REVERSE SIDE OF THIS NOTE CONTAINS IMPORTANT, ADDITIONAL PROVISIONS, ALL OF WHICH ARE MADE A PART HEREOF.
The proceeds of this loan will be used for business or agricultural purposes only.
--------------------------------------------------------------------------------
NAME                                       BY:
     Telecom*USA Publishing Group, Inc.          /s/ JAMES A HADDAD
--------------------------------------------------------------------------------
                                           ITS:  James A Haddad, Treasurer
                                                 Telecom*USA Publishing Company
--------------------------------------------------------------------------------
STREET ADDRESS                             BY
     P O Box 3162                                /s/ JAMES A HADDAD
--------------------------------------------------------------------------------
                                           ITS:  James A Haddad, V P of Finance
--------------------------------------------------------------------------------
CITY, STATE AND ZIP
     Cedar Rapids, IA  52406
--------------------------------------------------------------------------------

                                   EXHIBIT B


               ADDENDUM TO COMMERCIAL NOTE DATED JANUARY 31, 1996



Interest on the first $6,000,000.00 of unpaid principal outstanding under the Current Note, less amounts outstanding under the Term Note, if any, shall be calculated at an annual rate equal to the Base Rate in effect from time to time. Interest on unpaid principal outstanding under the Current Note in excess of $6,000,000.00, less amounts outstanding under the Term Notes, if any, shall be calculated at an annual rate of three-quarters (0.75%) in excess of the Base Rate in effect from time to time.


                                        Telecom*USA Publishing Group, Inc.

                                        By  /s/ JAMES A HADDAD
                                          ----------------------------------
                                          James A Haddad, Treasurer

                                        Telecom*USA Publishing Company

                                        By /s/ JAMES A HADDAD
                                          ----------------------------------
                                          James A Haddad, V P of Finance


Date January 31, 1996
     ----------------